                                                                    EXHIBIT 10.4


           FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
           --------------------------------------------------------


     This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of December 29, 1999, is entered into among (1) KSMS-TV,
 ---------
INC., a Delaware corporation, TIERRA ALTA BROADCASTING, INC., a Delaware corporation, CABRILLO BROADCASTING CORPORATION, a California corporation, GOLDEN HILLS BROADCASTING CORPORATION, a Delaware corporation, LAS TRES PALMAS CORPORATION, a Delaware corporation, VALLEY CHANNEL 48, INC., a Texas corporation, and ENTRAVISION COMMUNICATIONS COMPANY, L.L.C. ("Entravision"), a
                                                              -----------
Delaware limited liability company (each a "Borrower," and collectively, the
                                            --------
"Borrowers"), (2) the several banks and other financial institutions from time
 ---------
to time parties to the Credit Agreement referred to below (the "Lenders") and
                                                                -------
(3) UNION BANK OF CALIFORNIA, N.A., as agent for the Lenders (in such capacity, the "Agent").
     -----

                                   RECITALS
                                   --------

     A. The Borrowers, the Lenders and the Agent previously entered into that certain Amended and Restated Credit Agreement dated as of November 10, 1998 (the "Credit Agreement"). Capitalized terms used herein and not defined shall have
 ----------------
the meanings assigned to them in the Credit Agreement.

     B. The Borrowers have requested that the Agent and the Lenders agree to certain amendments and waivers under the Credit Agreement and the Agent and the Lenders have agreed, in each case subject to the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     SECTION 1.  Amendments to Credit Agreement.  The Credit Agreement is,
                 ------------------------------
effective as of the date first set forth above, hereby amended as follows:

     (a) The following new definitions are added to Section 1.1 in appropriate alphabetical order:

          "Laredo Mortgage Indebtedness": that certain debt of Entravision to
           ----------------------------
          the Laredo Mortgage Lender, in a principal amount not exceeding $2,000,000, secured by the Laredo Purchase Money Mortgage.

          "Laredo Mortgage Lender": the commercial mortgage lender extending the
           ----------------------
          Laredo Mortgage Indebtedness to Entravision.

          "Laredo Purchase Money Mortgage": that certain first-priority mortgage
           ------------------------------
          executed by Entravision in favor of the Laredo Mortgage Lender, encumbering the Laredo Real Property.

          "Laredo Real Property": that certain real property to be owned by
           --------------------
          Entravision and located in Laredo, Texas for use in connection with the operation of KLDO-TV, Laredo, Texas.

     (b)  Section 5.14(b) is amended in its entirety to read as follows:

          "(b) Notwithstanding the foregoing, Entravision shall be entitled to acquire the KNVO Real Property and the Laredo Real Property without complying with Section 5.14(a)."

     (c) The last sentence of Section 6.1(d) is amended in its entirety to read as follows:

     "Notwithstanding the foregoing, expenditures made by Entravision for the purchase of the KNVO Real Property and the Laredo Real Property shall not be included as Capital Expenditures for determining compliance with this
     Section 6.1(d)."

     (d)  Section 6.2(i) is amended in its entirety to read as follows:

          "(i) the KNVO Mortgage Indebtedness and the Laredo Mortgage Indebtedness;"

     (e)  Section (i) is amended in its entirety to read as follows:

                (i) the KNVO Purchase Money Mortgage and the Laredo Purchase Money Mortgage, provided that each (x) shall secure only the KNVO Mortgage Indebtedness and the Laredo Mortgage Indebtedness, respectively, and (y) shall not be spread to cover any other property; and

     (f)  Section 6.7(a) is amended by deleting the word "and" before clause
(E), substituting a "," therefor and inserting the following at the end of clause (E):

     "and (F) the purchase by Entravision of Stations KATH(FM) and KOFX(FM), El Paso, Texas from Magic Media, Inc. (provided that the Consideration does
                                         -------- ----
     not exceed an aggregate of $14,000,000, plus closing costs and proration expenses)"

     (g) Section 6.7(f) is amended by deleting "$7,500,000" and substituting "$15,000,000" therefor.

     SECTION 2.  Waiver.  (a) The Borrowers have informed the Agent and the
                 ------
Lenders that they anticipate that the Maximum Total Debt Ratio for the fiscal quarter ending December 31, 1999 will be exceeded, and have requested that the Agent and the Lenders waive such requirement. Subject to the fulfillment of the conditions set forth below, the Agent and the Lenders agree to waive, as of the date first set forth above, the requirement under Section 6.1(a) that the Borrowers maintain a Maximum Total Debt Ratio as of the end of the fiscal quarter ending December 31, 1999 of not more than 6.50:1; provided, however,
                                                          --------  -------
that the Borrowers shall not permit the Maximum Total Debt Ratio as of the end of such fiscal quarter to exceed 7.50:1.

     (b) On December 22, 1999 the Borrowers borrowed $7,000,000 in Revolving Loans for the purpose of making an Escrow Deposit. Such Escrow Deposit was made by the Borrowers in connection with the anticipated purchase by Entravision of ten FM radio stations, seven AM radio stations, three FM translator stations, a Hispanic newspaper and a Hispanic radio network from Latin Communications Group Inc. (the "LCG Acquisition"). The borrowing of such Revolving Loans caused the
           ---------------
Borrowers to be in Default of Section 6.1(a), as a result of their representation upon such borrowing deemed made pursuant to Section 4.3(a). Subject to the fulfillment of the conditions set forth below, the Agent and the Lenders agree to waive such Default as of the date first set forth above; provided, however, that the Borrowers shall not permit the Maximum Total Debt
--------  -------
Ratio as of the end of the fiscal quarter ending December 31, 1999 to exceed 7.50:1.

     (c) The foregoing waivers are given in this instance only. The foregoing waivers shall not be construed as a waiver of or consent to any violation of, or deviation from, any other term or condition of the Credit Agreement or any other Loan Document, nor shall they be construed to evidence the willingness of the Agent or the Lenders to give any other or additional waiver or consent, whether in similar or different circumstances. In addition, nothing in this Amendment shall be construed to constitute the consent by the Agent or the Lenders to the consummation by the Borrowers of the LCG Acquisition, it being understood by the Borrowers that such transaction may not be consummated without prior consent in accordance with the terms of the Credit Agreement.

     SECTION 3.  Conditions to Effectiveness.  This Amendment shall become
                 ---------------------------
effective as of the date first set forth above upon receipt by the Agent of the following, in each case in form and substance satisfactory to the Agent:

     (a)  this Amendment, duly executed by the parties hereto; and

     (b) evidence of the Guarantors' consent (provided that delivery of the consent of the Luery Trust shall be on a best efforts basis) to this Amendment on the signature pages hereto.

     SECTION 4.  Representations and Warranties.  Each Borrower hereby
                 ------------------------------
represents and warrants, for the benefit of the Lenders and the Agent, as follows: (a) such Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Amendment, and to perform its obligations under the Credit Agreement, as amended by this Amendment; (b) all actions, waivers and consents necessary or appropriate for such Borrower to execute, deliver and perform this Amendment, and to perform the Credit Agreement, as amended by this Amendment, have been taken and/or received; (c) this Amendment, and the Credit Agreement as amended by this Amendment, constitute the legal, valid and binding obligation of such Borrower (jointly and severally with the other Borrowers) enforceable against it in accordance with the terms hereof; and (d) the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement as amended by this Amendment, will not (i) violate or contravene any material Requirement of Law, (ii) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which such Borrower or any of its property may be bound, or (iii) result in or require the creation of any Lien upon or with respect to any properties of such Borrower, whether such properties are now owned or hereafter acquired.

     SECTION 5.  Reference to and Effect on the Credit Agreement and the Other
                 -------------------------------------------------------------
Loan Documents.
--------------

     (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

     (b) Except as specifically amended herein, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, except as specifically set forth herein.

     SECTION 6.  Execution in Counterparts.  This Amendment may be executed in
                 -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 7.  Governing Law.  This Amendment shall be governed by, and
                 -------------
construed and interpreted in accordance with, the laws of the State of California (without reference to its choice of law rules).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              BORROWERS
                              ---------

                              KSMS-TV, INC.

                              By: /s/ Walter F. Ulloa
                              Name:   Walter F. Ulloa
                              Title: President

                              TIERRA ALTA BROADCASTING, INC.

                              By: /s/ Yrma G. Rico
                              Name:   Yrma G. Rico
                              Title: President

                              CABRILLO BROADCASTING CORPORATION

                              By: /s/ Philip C. Wilkinson
                              Name:   Philip C. Wilkinson
                              Title: President

                              GOLDEN HILLS BROADCASTING CORPORATION

                              By: /s/ Walter F. Ulloa
                              Name:   Walter F. Ulloa
                              Title: President

                              LAS TRES PALMAS CORPORATION

                              By: /s/ Walter F. Ulloa
                              Name:   Walter F. Ulloa
                              Title: President

                          VALLEY CHANNEL 48, INC.

                          By: /s/ Walter F. Ulloa
                          Name:   Walter F. Ulloa
                          Title: Chairman and Chief Executive Officer

                          ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.

                          By: /s/ Walter F. Ulloa
                          Name:   Walter F. Ulloa
                          Title: Chairman, Chief Executive Officer and Managing Member

                          By: /s/ Philip C. Wilkinson
                          Name:   Philip C. Wilkinson
                          Title: President, Chief Operating Officer and Managing Member

                          AGENT
                          -----

                          UNION BANK OF CALIFORNIA, N.A., as Agent

                          By: /s/ Lena M. Bryant
                          Name:   Lena M. Bryant
                          Title: Vice President

                          LENDERS
                          -------

                          UNION BANK OF CALIFORNIA, N.A.,
                          as a Lender

                          By: /s/ Lena M. Bryant
                          Name:   Lena M. Bryant
                          Title: Vice President

                          CIBC INC., as a Lender

                          By: /s/ Harold Birk
                          Name:   Harold Birk
                          Title: Executive Director CIBC World Markets Corp. As Agent

                          FIRST UNION NATIONAL BANK, as a Lender

                          By: /s/ Wendy E. Klepper
                          Name:   Wendy E. Klepper
                          Title: VP

                          ABN-AMRO BANK N.V., as a Lender

                          By: /s/ David C. Carrington
                          Name:   David C. Carrington
                          Title: Vice President

                          By: /s/ Frances O'R. Logan
                          Name:   Frances O'R. Logan
                          Title: Senior Vice President

                          FLEET BANK, N.A., as a Lender

                          By: /s/ Sharon Hawkins
                          Name:   Sharon Hawkins
                          Title: Assistant Vice President

                          CITY NATIONAL BANK, as a Lender

                          By: /s/ David C. Burdge
                          Name:   David C. Burdge
                          Title: Senior Vice President

                          THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                          By: /s/ J.E. Palmer
                          Name:   J.E. Palmer
                          Title: Assistant Vice President


                          PARIBAS, as a Lender


                          By:________________________________________
                          Name:______________________________________
                          Title:_____________________________________


                          THE BANK OF NOVA SCOTIA, as a Lender


                          By: /s/ Ian A. Hodgart
                          Name:   Ian A. Hodgart
                          Title: Authorized Signatory


     Each of the undersigned, as a "Guarantor" under the aforementioned Credit Agreement hereby consents to the foregoing First Amendment to Credit Agreement, and hereby confirms and agrees that the Loan Documents executed by him, her or it are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects except that, on and after the date first set forth above, each reference in such Loan Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by said First Amendment to Credit Agreement.


/s/ Walter F. Ulloa
------------------------------
WALTER F. ULLOA


/s/ Philip C. Wilkinson
------------------------------
PHILIP C. WILKINSON

/s/ Paul A. Zevnik
---------------------
PAUL A. ZEVNIK


/s/ Richard D. Norton
---------------------
RICHARD D. NORTON


/s/ Yrma G. Rico
---------------------
IRMA RICO


KEVIN GRENHAM and STEVE G.
ROWLES, Co-Trustees of THE PAUL
A. ZEVNIK TRUST dated November
2, 1996, a trust formed under the laws
of the District of Columbia


By: /s/ Kevin Grenham
    Kevin Grenham, Co-Trustee


By: /s/ Steven G. Rowles
    Steve G. Rowles, Co-Trustee


EDITH SEROS, as Trustee of THE
WALTER F. ULLOA TRUST OF
1996, a trust formed under the laws of
the State of California


By: /s/ Edith Seros, Trustee
    Edith Seros, Trustee

PHILIP C. WILKINSON and WENDY K.
WILKINSON, as Trustees of THE 1994
WILKINSON CHILDREN'S GIFT TRUST,
a trust formed under the laws of the
State of California


By: /s/ Philip C. Wilkinson
    Philip C. Wilkinson, Trustee


By: /s/ Wendy K. Wilkinson, Trustee
    Wendy K. Wilkinson, Trustee


PHILIP C. WILKINSON and WENDY K.
WILKINSON, as Trustees of THE
WILKINSON FAMILY TRUST, a trust
formed under the laws of the State of
California


By: /s/ Philip C. Wilkinson
    Philip C. Wilkinson, Trustee


By: /s/ Wendy K. Wilkinson, Trustee
    Wendy K. Wilkinson, Trustee


CAROL KRUIDENIER LUERY TTE,
CAROL K. LUERY REVOCABLE
TRUST UA DATED 7/27/98


By: ________________________
    Carol Luery, Trustee


ENTRAVISION HOLDINGS, LLC


By: /s/ Walter F. Ulloa
Name:   Walter F. Ulloa
Title: Chairman and Chief Executive Officer

ENTRAVISION-EL PASO, L.L.C.


By: /s/ Walter F. Ulloa
Name:   Walter F. Ulloa
Title: Chairman and Chief Executive Officer

ENTRAVISION, L.L.C.

By: /s/ Walter F. Ulloa
Name:   Walter F. Ulloa
Title: Chairman and Chief Executive Officer


ENTRAVISION COMMUNICATIONS
OF MIDLAND, LLC


By: /s/ Walter F. Ulloa
Name:   Walter F. Ulloa
Title: Chairman and Chief Executive Officer


ENTRAVISION MIDLAND HOLDINGS, LLC


By: /s/ Walter F. Ulloa
Name:   Walter F. Ulloa
Title: Chairman and Chief Executive Officer


LOS CEREZOS TELEVISION COMPANY


By: /s/ Walter F. Ulloa
Name:   Walter F. Ulloa
Title: Chairman and Chief Executive Officer


COMERCIALIZADORA FRONTERA NORTE,
S.A. DE C.V.


By: /s/ Walter F. Ulloa
Name:   Walter F. Ulloa
Title: Chairman and Chief Executive Officer